UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant [X]	Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]	Preliminary Proxy Statement
[_]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[_]	Definitive Additional Materials
[_]	Soliciting Material Pursuant to §240.14a-12

BNY MELLON MUNICIPAL BOND INFRASTRUCTURE FUND, INC.
(Names of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[_]	Fee paid previously with preliminary materials.
[_]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

BNY MELLON MUNICIPAL BOND
INFRASTRUCTURE FUND, INC.
Notice of Annual Meeting of Stockholders
To the Stockholders of BNY Mellon Municipal Bond Infrastructure Fund, Inc.:
The Annual Meeting of Stockholders (the "Meeting") of BNY Mellon Municipal Bond Infrastructure Fund, Inc. (the "Fund") will be held over the Internet in a virtual meeting format only on August 27, 2026 at 3:00 p.m., Eastern time, for the following purposes:
1.
To elect three Class III Directors, each of whom have been nominated by the Nominating Committee of the Fund's Board, to serve for three-year terms and until their respective successors are duly elected and qualified.
2.
A proposal to amend the Fund's Charter in order to declassify the Fund's Board (the "Charter Amendment Proposal to De-Classify the Board"), the result of a non-binding prior proposal put forth by an activist investment firm managed by Saba Capital Master Fund, Ltd. (the "Saba Activist Hedge Fund").
3.
To transact such other business as may properly come before the Meeting, or any adjournments or postponements thereof.
The Board unanimously recommends that you vote "FOR" the Board nominees and "AGAINST" the Charter Amendment Proposal to De-Classify the Board by voting the enclosed WHITE proxy card and returning it to us or by using the other voting options discussed in the proxy statement.
The Fund is designed to be a long-term investment that helps stockholders, primarily retirees or individuals nearing retirement, plan for their financial future by providing consistent, attractive income through multiple market cycles.  The Fund, which seeks to provide investors with a monthly federal tax-exempt dividend by investing primarily in a mix of high quality and high yielding municipal bonds, offers a broad opportunity for diversification and exposure to an asset class and strategy that long-term stockholders normally would not be able to access.  The Board believes that the Fund has successfully delivered on its investment objective.
Your vote is extremely important because the Saba Activist Hedge Fund has provided notice to the Fund of its intention to put forth an individual (the "Activist Hedge Fund Individual") for election as a director at the Meeting.  The Board is unanimously OPPOSED to both the Charter Amendment Proposal to De-Classify the Board and the nomination of the Activist Hedge Fund Individual as it does not believe that they are in the best interest of the Fund or its stockholders and could disrupt the Fund's ability to continue to meet its investment objective and the interests of its long-term stockholders.  The Board believes the Activist Hedge Fund Individual would act in his own best interests and those of the Saba Activist Hedge Fund and its manager, who historically have sought to pressure closed-end funds into holding liquidity events (such as tender offers, open-ending or liquidating) for their own profit, even where such actions are harmful to the interests of other long-term stockholders.  For example, funds that take these types of actions in response to activists may be left with significantly less assets and higher expenses and fees, and the remaining stockholders in these funds may see their distributions reduced. You may receive solicitation materials from the Saba Activist Hedge Fund, including proxy statements and proxy cards.  The Board urges you NOT to sign or return or vote on any other color proxy cards sent to you by the Saba Activist Hedge Fund.  The Board believes the nominees it recommends have the skills, qualifications and requisite experience in overseeing investment companies to act in the best interests of ALL stockholders.  We encourage you to review the accompanying proxy materials and vote as recommended by the Board using the enclosed WHITE proxy card.
Do not send back any proxy card other than the enclosed WHITE proxy card, even to withhold votes on the Saba Activist Hedge Fund Individual or vote against the Charter Amendment Proposal to De-Classify the Board, as this may cancel your prior vote for the Board nominees and your vote against the Charter Amendment Proposal to De-Classify the Board.  The proxy card you submit with the latest date is the proxy card that will be counted.  If you have previously returned a proxy card sent to you by the Saba Activist Hedge Fund, you can still change your vote (i) by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided herewith; (ii) by recording your voting instructions via telephone or the internet following the instructions on the enclosed WHITE proxy card; or (iii) by voting over the Internet during the Meeting.
The Meeting will be held in a virtual meeting format only.  You will not be able to attend the Meeting physically, but you may participate over the Internet as described below.  However, if it is determined that the Meeting will be held in person, we will make an announcement in the manner noted below.
Stockholders of record at the close of business on June 25, 2026 will be entitled to receive notice of the Meeting and to vote on the proposals.  Stockholders who wish to attend the meeting should send an email to the Fund's proxy solicitor, EQ Fund Solutions ("Proxy Solicitor"), at attendameeting@equiniti.com no later than 2:00 pm, Eastern time, on August 26, 2026.  The Proxy Solicitor will then email you the registration link for the Meeting. If you would like to vote during the Meeting, you may do so by entering the control number found on your proxy card.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance of the Meeting to attend the Meeting virtually.  To register you must submit proof of your proxy power (legal proxy provided by your intermediary) reflecting your Fund holdings along with your name and email address to Computershare Fund Services, the Fund's tabulator.  You may forward an email from your intermediary or attach an image of your legal proxy to shareholdermeetings@computershare.com.  Requests for registration should be received no later than 5:00 p.m., Eastern Time, on Thursday, August 20, 2026.  You will receive a confirmation email from Computershare of your registration and a control number that will allow you to vote at the Meeting.  For requests received after 5:00 p.m., Eastern Time, on Thursday, August 20, 2026, Computershare will attempt to register you, but may be unable to do so prior to the Meeting.
If you hold your shares through a broker-dealer, the broker-dealer is the record holder of your shares.  Since this is a contested proxy solicitation, if you do not give voting instructions to your broker-dealer, your broker-dealer will not be able to vote your shares with respect to the proposals.  We urge you to instruct your broker-dealer to vote your shares with the WHITE proxy card.
Questions from stockholders to be considered at the Meeting must be submitted to BNY Investments at 1-800-334-6899 or instsales@bny.com no later than 5:00 p.m., Eastern Time, on Thursday, August 20, 2026.  Only questions that are pertinent, as determined by the chairperson of the Meeting, will be answered during the Meeting, subject to time constraints.
Whether or not you plan to attend the Meeting virtually, we urge you to vote and submit your proxy using the enclosed WHITE proxy card in advance of the Meeting by one of the methods described in the proxy materials for the Meeting.
PLEASE NOTE: If it is determined that the Meeting will be held in person, instead of virtually, an announcement of the change will be provided by means of a press release, which will be posted on our website www.bny.com/proxy.  We encourage you to check the website prior to the Meeting.  An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system.

By Order of the Board Sarah S. Kelleher Secretary

New York, New York
July 15, 2026

WE NEED YOUR PROXY VOTE
A STOCKHOLDER MAY THINK ITS VOTE IS NOT IMPORTANT, BUT IT IS VITAL.  BY LAW, THE ANNUAL MEETING OF STOCKHOLDERS OF THE FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF STOCKHOLDERS REPRESENTING LESS THAN A MAJORITY OF THE VOTES ENTITLED TO BE CAST AT THE MEETING ARE PRESENT.  IN THAT EVENT, THE FUND, AT STOCKHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM.  CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR WHITE PROXY CARD OR OTHERWISE VOTE PROMPTLY.  YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

BNY MELLON MUNICIPAL BOND
INFRASTRUCTURE FUND, INC.
PROXY STATEMENT
Annual Meeting of Stockholders
to be held on August 27, 2026
This proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of BNY Mellon Municipal Bond Infrastructure Fund, Inc. (the "Fund"), a closed-end investment company organized as a Maryland corporation, to be used at the Annual Meeting of Stockholders of the Fund (the "Meeting") to be held over the Internet in a virtual meeting format only on Thursday, August 27, 2026 at 3:00 p.m., Eastern time, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.  Stockholders of record at the close of business on June 25, 2026 (the "Record Date") are entitled to receive notice of the Meeting and to vote on the proposals.  Stockholders will not be able to attend the Meeting physically, but may participate over the Internet as described in the Notice of Annual Meeting of Stockholders.
The Fund is designed to be a long-term investment that helps stockholders, primarily retirees or individuals nearing retirement, plan for their financial future by providing consistent, attractive income through multiple market cycles.  The Fund, which seeks to provide investors with a monthly federal tax-exempt dividend by investing primarily in a mix of high quality and high yielding municipal bonds, offers a broad opportunity for diversification and exposure to an asset class and strategy that long-term stockholders normally would not be able to access.  The Board believes that the Fund has successfully delivered on its investment objective.
Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held as of the Record Date.  Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon.  If the enclosed proxy card is properly executed and returned, or if you have voted by telephone or over the Internet, your vote nevertheless may be revoked after it is received by sending a written notice of revocation to the proxy tabulator at the address listed on the proxy card or by mailing a duly executed proxy card bearing a later date; you may also change your vote by calling the toll-free telephone number listed under "To vote by Telephone" on the proxy card or over the Internet by going to the website listed on the proxy card and following the instructions on the website.  To be effective, such revocation or vote change must be received before your prior proxy is exercised at the Meeting.  If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.  In addition, any stockholder who attends the Meeting virtually may vote over the Internet during the Meeting, thereby canceling any proxy previously given.
If you hold your shares through a broker-dealer, the broker-dealer is the record holder of your shares.  Since this is a contested proxy solicitation, if you do not give voting instructions to your broker-dealer, your broker-dealer will not be able to vote your shares with respect to the proposals.  We urge you to instruct your broker-dealer to vote your shares with the WHITE proxy card.  Please consult with your broker-dealer regarding your ability to revoke voting instructions after they have been provided.
A quorum is constituted for the Fund by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting.  Virtual attendance at the Meeting shall constitute in person attendance for purposes of calculating a quorum.  If a quorum is not present at the Meeting, the chairperson of the Meeting or the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for the Fund.  If a proposal is to be voted upon by only one class of the Fund's shares, a quorum of that class of shares (the holders of a majority of the outstanding shares of the class) must be present in person or by proxy at the Meeting in order for the proposal to be considered.  The Fund has two classes of capital stock:  Common Stock, par value $0.001 per share (the "Common Stock"), and Remarketable Variable Rate MuniFund Term Preferred Shares, par value $0.001 per share, liquidation preference $100,000 per share (the "RVMTP Shares").
As of June 25, 2026, the Fund had outstanding the following number of shares:
Common Stock Outstanding	RVMTP Shares Outstanding
18,405,972	750
This Meeting is very important.  A hedge fund, Saba Capital Master Fund, Ltd. (the "Saba Activist Hedge Fund"), and its investment adviser, Saba Capital Management L.P. (together with the Saba Activist Hedge Fund, "Saba"), has provided notice to the Fund of its intention to put forth an individual (the "Activist Hedge Fund Individual") for election as a director at the Meeting.  In addition, there is a proposal to amend the Fund's Charter in order to declassify the Fund's Board (the "Charter Amendment Proposal to De-Classify the Board"), the result of a non-binding prior proposal put forth by the Saba Activist Hedge Fund, which, if approved and implemented, could enable an activist investor to wrest away control of the Board at a single stockholder meeting and cause the Fund to take short-term focused actions at the expense of long-term stockholders.  The Board is unanimously OPPOSED to both the Charter Amendment Proposal to De-Classify the Board and the nomination of the Activist Hedge Fund Individual as it does not believe that they are in the best interest of the Fund or its stockholders and could disrupt the Fund's ability to continue to meet its investment objective and the interests of its long-term stockholders.  The Board believes the Activist Hedge Fund Individual would act in his own best interests and those of the Saba Activist Hedge Fund and its manager, who historically have sought to pressure closed-end funds into holding liquidity events (such as tender offers, open-ending or liquidating) for their own profit, even where such actions are harmful to the interests of other long-term stockholders.  For example, funds that take these types of actions in response to activists may be left with significantly less assets and higher expenses and fees, and the remaining stockholders in these funds may see their distributions reduced.
The Board believes that the Board nominees for director have the skills, qualifications and requisite experience in overseeing investment companies like the Fund to act in the best interests of ALL stockholders.  For the reasons discussed in this proxy statement, the Board also believes that a classified board structure continues to be in the best interest of the Fund.
It is estimated that proxy materials will be mailed to stockholders of record on or about July 15, 2026.  To reduce expenses, only one copy of this proxy statement will be mailed to certain addresses shared by two or more accounts.  If you wish to revoke this arrangement and receive individual copies, you may do so at any time by writing to the address or calling the phone number set forth below.  The Fund will begin sending you individual copies promptly after receiving your request.  The principal executive office of the Fund is located at 240 Greenwich Street, 18th Floor, New York, New York 10286.
A copy of the Fund's most recent Annual Report to Stockholders is available upon request, without charge, by visiting www.bny.com/closed-end-funds, writing to the Fund at BNY Shareholder Services, P.O. Box 534434, Pittsburgh, Pennsylvania 15253-4434, calling your financial adviser, or calling toll free 1‑800373-9387.
Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on August 27, 2026:  This proxy statement, a copy of the Fund's most recent Annual Report to Stockholders, and any additional proxy soliciting materials are available at www.bny.com/closed-end-funds.

PROPOSAL 1: ELECTION OF DIRECTORS
The Board is divided into three classes with the term of office of one class expiring each year.  It is proposed that stockholders of the Fund consider the election of three Class III Directors to serve for three-year terms and until their respective successors are duly elected and qualified.
The Fund's Board has nominated for election, and recommends that stockholders vote for, the following individuals:  Joseph S. DiMartino, Isabel P. Dunst and Benaree Pratt Wiley (the "Board Nominees").  The Fund received notice from the Saba Activist Hedge Fund of its intention to put forth the Activist Hedge Fund Individual for election as a director at the Meeting.  The Board believes that the Activist Hedge Fund Individual could disrupt the Fund's ability to continue to meet its investment objective and the interests of its long-term stockholders. The Board believes the Activist Hedge Fund Individual would act in his own best interests and those of the Saba Activist Hedge Fund and its manager, who historically have sought to pressure closed-end funds into holding liquidity events (such as tender offers, open-ending or liquidating) for their own profit, even where such actions are harmful to the interests of other long-term stockholders.  For example, funds that take these types of actions in response to activists may be left with significantly less assets and higher expenses and fees, and the remaining stockholders in these funds may see their distributions reduced.
The Board believes that the Board Nominees have the skills, qualifications and requisite experience in overseeing investment companies like the Fund to act in the best interests of ALL stockholders.
Each Board Nominee currently serves as a Director of the Fund and is a board member of certain other funds in the BNY Mellon Family of Funds.  Each Board Nominee has previously been elected by the Fund's stockholders.  Each Board Nominee was nominated by the Fund's nominating committee, has consented to being named in this proxy statement and has agreed to continue to serve as a Director of the Fund if elected.
Biographical information about each Board Nominee is set forth below.  Biographical information about the Fund's Directors who are not standing for election at the Meeting but who will continue to be Directors of the Fund after the Meeting (each, a "Continuing Director"), information on each Board Nominee's and Continuing Director's ownership of Fund shares and other relevant information is set forth in Exhibit A to this proxy statement.  None of the Board Nominees or Continuing Directors are deemed to be "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund.
Together with the Continuing Directors, the Board Nominees are focused on creating sustainable value for ALL stockholders.  The Board has reviewed the qualifications and backgrounds of the Board Nominees and believes that the Board

Nominees are the most qualified and experienced stewards to continue overseeing the Fund in pursuing its investment objective for the benefit of all stockholders.  Each Board Nominee has over 20 years of experience in investment company board service. The Board Nominees and Continuing Directors have demonstrated their ability to consistently deliver value to stockholders, including:
–
Strong Fund Performance.  The Fund has outperformed its benchmark index, the Bloomberg U.S. Municipal Bond Index, on a net asset value basis for six of the past ten calendar years. Despite the Fund's challenged performance for the most recent calendar year, the Fund has a history of strong returns.
–
Continuous investment program. The Fund's experienced portfolio management team provides continuity of investment process for stockholders.
–
Distributions.  The Fund has successfully delivered distributions averaging $0.047 per share over the past 10 years.
The Board has approved the Board Nominees and believes their election is in stockholders' best interest.
The persons named as proxies on the accompanying WHITE proxy card intend to vote each proxy for the election of the Board Nominees, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office.  It is not contemplated that any Board Nominee will be unable to serve as a Director for any reason, but, if that should occur prior to the Meeting, the Board reserves the right to substitute another person or persons of its choice as nominee or nominees.
Under the 1940 Act and the terms of the Fund's Charter, holders of RVMTP Shares voting as a single class are entitled, to the exclusion of holders of Common Stock, to elect two Directors.  Ms. Wiley, one of the Fund's two RVMTP Shares designees, is a Nominee for election by holders of the Fund's RVMTP Shares as a Class III Director.  Accordingly, holders of the Fund's Common Stock and holders of the Fund's RVMTP Shares will vote together as a single class with respect to the election of the nominees, except that holders of the RVMTP Shares will vote separately, to the exclusion of holders of the Common Stock, with respect to the election of Ms. Wiley as a Class III Director.
Board's Oversight Role in Management.  The Board's role in management of the Fund is oversight.  As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily BNY Mellon Investment Adviser, Inc., the Fund's investment adviser (the "Investment Adviser" or "BNYIA"), Insight North America LLC, the Fund's sub-adviser and an affiliate of the Investment Adviser (the "Sub-Adviser"), and their affiliates have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).  As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including senior personnel of the Investment Adviser, the Sub-Adviser and their affiliates, the Fund's and the Investment Adviser's Chief Compliance Officer and portfolio management personnel.  The Board's Audit Committee (which consists of all Directors) meets during its regularly scheduled and special meetings, and between meetings the Audit Committee chair is available to the Fund's independent registered public accounting firm and the Fund's Chief Financial Officer.  The Board also receives periodic presentations from senior personnel of the Investment Adviser, the Sub-Adviser or their affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as cybersecurity, business continuity, personal trading, valuation, credit and investment research.  As warranted, the Board also receives informational reports from counsel to the Fund and the Board's independent legal counsel regarding regulatory compliance and governance matters.  The Board has adopted policies and procedures designed to address certain risks to the Fund.  In addition, the Investment Adviser, the Sub-Adviser and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund.  Different processes, procedures and controls are employed with respect to different types of risks.  However, it is not possible to eliminate all of the risks applicable to the Fund, and the Board's risk management oversight is subject to inherent limitations.
Board Composition and Leadership Structure.  The 1940 Act requires that at least 40% of the Fund's Directors not be "interested persons" (as defined in the 1940 Act) of the Fund ("Independent Directors") and as such are not affiliated with the Investment Adviser.  To rely on certain exemptive rules under the 1940 Act, a majority of the Fund's Directors must be Independent Directors, and for certain important matters, such as the approval of the Fund's investment advisory agreement or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors.  Currently, all of the Fund's Directors, including the Chairman of the Board, are Independent Directors.  The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Investment Adviser, is appropriate in light of the specific characteristics and circumstances of the Fund, including, but not limited to:  (i) the services that the Investment Adviser, the Sub-Adviser and their affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the Fund are conducted by Fund officers and employees of the Investment Adviser, the Sub-Adviser and their affiliates; and (iii) the Board's oversight role in management of the Fund.

Information About Each Board Nominee's and Continuing Director's Experience, Qualifications, Attributes or Skills.  Board Nominees for Director of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for at least the past five years, are shown below.  The address of each Board Nominee is 240 Greenwich Street, New York, New York 10286.  Specific information about each Board Nominee's ownership of Fund shares and other relevant information is set forth in Exhibit A.

Board Nominees for Class III Directors with Terms Expiring in 2029

Name (Age) of Board Nominee Position with Fund (Since)	Principal Occupation For at Least the Past 5 Years	Other Board Memberships During at Least the Past 5 Years
JOSEPH S. DIMARTINO (82) Class III Director (2013)	Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as listed herein)	CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997 – May 2023)
ISABEL DUNST (78) Class III Director (2014)
Hogan Lovells LLP, a law firm, Retired (2019 – Present); Senior Counsel (2018 – 2019); Of Counsel (2015 – 2018)
Hebrew Union College Jewish Institute of Religion, Member of the Board of Governors (2015 – Present)
Bend the ARC, a civil rights organization, Board Member (2016 – December 2021)
N/A

BENAREE PRATT WILEY (79) Class III Director (2013) RVMTP Shares Designee	The Wiley Group, a firm specializing in strategy and business development, Principal (2005 – Present)	CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008 – Present) Blue Cross – Blue Shield of Massachusetts, Director (2004 – December 2020)

The Board is comprised of a diverse and highly experienced group of Directors and advisory board member who each bring significant expertise and leadership experience to the Board.  Additional information about each Board Nominee follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Board Nominee possesses which the Board believes has prepared them to be effective Directors (this information for the Continuing Directors is set forth in Exhibit A).  The Board believes that the significance of each Director's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness.  However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a Director's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the Board's nominating committee contains certain other factors considered by the committee in identifying and evaluating potential Director nominees.  To assist them in evaluating matters under federal and state law, the Directors are counseled by their independent legal counsel, who participates in Board meetings and interacts with the Investment Adviser and also may benefit from information provided by the Investment Adviser's counsel; counsel to the Fund and to the Board has significant experience advising funds and fund board members.  The Board and its committees have the ability to engage other experts as appropriate.  The Board also has an "advisory board" as such term is defined in Section 2(a)(1) of the 1940 Act.  The Board evaluates its performance at least on an annual basis.
Board Nominees for Class III Directors
Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the BNY Mellon Family of Funds for over 25 years.  From 1971 through 1994, Mr. DiMartino served in various roles as an employee of The Dreyfus Corporation (prior to its acquisition by a predecessor of The Bank of New York Mellon Corporation in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director.  He ceased being an employee or director of The Dreyfus Corporation by the end of 1994.  From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies.  From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.
Isabel P. Dunst – Ms. Dunst practiced law for over 40 years.  Half of her career was spent at the U.S. Department of Health and Human Services, where she had major legal and management responsibilities for the operation of the General Counsel's Office of the Agency, including serving as its Deputy General Counsel, the senior career legal position.  Ms. Dunst most recently was Senior Counsel to Hogan Lovells LLP, a Washington based international law firm, which she joined in 1990.  Ms. Dunst was a partner of the firm for approximately 25 years.  Ms. Dunst currently serves on the Board of Trustees of the Union for Reform Judaism and on the Board of Governors of Hebrew Union College – Jewish Institute of Religion, and is the founder of Shards of Light, a philanthropic foundation motivated by the Jewish value of tikkun olam and is a Trustee of the Jewish Community Foundation of Greater Washington.
Benaree Pratt Wiley – Ms. Wiley is a corporate director and trustee.  For fifteen years, Ms. Wiley was the President and Chief Executive Officer of The Partnership, Inc., an organization that strengthened Greater Boston's capacity to attract, retain and develop talented professionals of color.  Ms. Wiley currently serves on the Board of CBIZ (NYSE:CBZ).  She has served as the Chair of PepsiCo's African American Advisory Board, and formerly served on the Board of First Albany (NASDAQ: FACT) and Blue Cross – Blue Shield of Massachusetts.  Her civic activities include serving on the Boards of Dress for Success Boston, Partners Continuing Care and Spaulding Hospital, the Black Philanthropy Fund and Howard University where she served as Vice Chair until June 2021.
Fund Board Committees.  The Fund has standing Audit, Nominating, Compensation and Litigation Committees, each comprised of its Independent Directors, except that Mr. DiMartino does not serve on the Compensation Committee.

The function of the Audit Committee is (1) to oversee the Fund's accounting and financial reporting processes and the audits of the Fund's financial statements and (2) to assist in the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements and the qualifications, independence and performance of the Fund's independent registered public accounting firm.  A copy of the Fund's Audit Committee Charter, which describes the Audit Committee's purposes, duties and responsibilities, is available at  www.bny.com/closed-end-funds in the "BNY Audit Committee Charter" section under "Investments – Closed End Funds".
The Fund's Nominating Committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by stockholders.  In evaluating potential nominees, including any nominees recommended by stockholders, the Committee takes into consideration the factors listed in the Fund's Nominating Committee Charter and Procedures (the "Nominating Committee Charter"), including character, integrity, and business and professional experience.  The Nominating Committee may consider whether a potential nominee's professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board's membership and collective attributes.  Such considerations will vary based on the Board's existing membership and other factors, such as the strength of a potential nominee's overall qualifications relative to diversity considerations.  The Committee will consider recommendations for nominees from stockholders submitted to the Secretary of the Fund, c/o BNY Legal Department, 240 Greenwich Street, 18th Floor, New York, New York 10286, and including information regarding the recommended nominee as specified in the Nominating Committee Charter.  The Nominating Committee Charter is attached as Exhibit B to this proxy statement.
The function of the Compensation Committee is to establish the appropriate compensation for serving on the Board.
The Litigation Committee seeks to address any potential conflicts of interest between the Fund and the Investment Adviser in connection with any potential or existing litigation or other legal proceeding related to securities held by the Fund and held or otherwise deemed to have a beneficial interest held by the Investment Adviser or its affiliate.
Compensation.  Each Board Nominee also serves as a board member of certain other funds in the BNY Mellon Family of Funds.  Annual retainer fees and meeting attendance fees are allocated among the Fund and those other funds on the basis of net assets, with the Chairman of the Board, Mr. DiMartino, receiving an additional 25% of such compensation.  The Fund reimburses Directors for travel and out-of-pocket expenses in connection with attending Board or committee meetings.  The Fund does not have a bonus, pension, profit-sharing or retirement plan.

The amount of compensation paid to each Board Nominee by the Fund for the fiscal year ended February 28, 2026, and the aggregate amount of compensation paid to each Board Nominee by all funds in the fund complex (which comprises registered investment companies for which the Investment Adviser serves as investment adviser) for which the Board Nominee was a board member during 2025, was as follows*:

Name of Board Nominee	Compensation from the Fund	Aggregate Compensation from the Fund and Fund Complex Paid to Board Nominee(**)
Joseph S. DiMartino	$5,502	$1,065,625 (75)
Isabel P. Dunst	$7,902	$255,000 (20)
Benaree Pratt Wiley	$7,902	$620,000 (49)
_______________
*  Amounts shown do not include expenses reimbursed to Nominees for attending Board meetings.  Amounts shown also do not include the costs of office space, office supplies and secretarial services, which are paid by the Fund (allocated among the funds in the BNY Mellon Family of Funds based on net assets), which, in 2025, amounted to approximately $221 paid by the Fund.
**  Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Fund, for which the Nominees served as board members in 2025.
For the Fund's most recent fiscal year, the number of Board and committee meetings held and the amount of compensation paid by the Fund to the Continuing Directors and the aggregate amount of compensation paid by all funds in the fund complex (which comprises registered investment companies for which the Investment Adviser or an affiliate of the Investment Adviser serves as investment adviser) for which each such person was a board member in 2025 are set forth in Exhibit A.  Certain other information concerning the Fund's Directors and officers also is set forth in Exhibit A.
As discussed above, the Fund received a letter from the Saba Activist Hedge Fund on April 10, 2026 regarding its intention to submit the Activist Hedge Fund Individual for consideration at the Meeting.  The Nominating Committee and the Board seek to ensure that the Fund operates in a manner that protects and advances the interests of all stockholders, not just the interests of the Saba Activist Hedge Fund and its clients, which may be at odds with the Fund's long-term objectives.  Thus, the Nominating Committee determined not to nominate the Activist Hedge

Fund Individual for consideration at the Meeting.  The Nominating Committee and the Board support the nomination and election of the Board Nominees.
Required Vote and Directors' Recommendation
Provided a quorum is present, the election of each Board Nominee requires the affirmative vote of a plurality of votes cast at the Meeting for the election of Directors.  This means that the Board Nominees receiving the largest number of votes will be elected to fill the available positions, and a Board Nominee may be elected even if he or she received less than a majority of the votes cast.
THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE BOARD NOMINEES BY SUBMITTING THE  WHITE PROXY CARD
*******
PROPOSAL 2: AMENDMENT TO THE FUND'S CHARTER TO DECLASSIFY THE FUND'S BOARD
At the Fund's last annual meeting of stockholders, held on September 12, 2025, stockholders of the Fund approved a non-binding proposal submitted by Saba that the Board take all necessary steps in its power, in a manner that does not affect the unexpired terms of the previously elected directors, to declassify the Board so that all directors are elected on an annual basis starting at the next annual meeting of shareholders.  The Fund's Articles of Incorporation (the "Charter") provides that the Board be divided into three classes with the term of office of one class expiring each year.  Pursuant to the Charter, to change the Board classification structure requires the approval of 75% of the entire Board and the affirmative vote of the holders of at least 75% of the votes entitled to be cast by stockholders of the Fund.  Although the Board does not support amending the Charter to declassify the Board, and noting that only 40% of the Fund's outstanding shares voted to approve Saba's non-binding proposal (which, however, represented at least a majority of quorum), nevertheless, in response to such approval at the last annual stockholders meeting, the Board has put forth a proposal to amend the Charter in order to declassify the Fund's Board (the "Charter Amendment Proposal to De-Classify the Board").
FOR THE REASONS DISCUSSED BELOW, THE BOARD STRONGLY SUPPORTS ITS EXISTING STRUCTURE AND UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "AGAINST" THE Charter Amendment Proposal to De-Classify the Board ON THE WHITE PROXY CARD.

OPPOSING STATEMENT BY THE BOARD
After careful and thoughtful consideration, the Board, including the Independent Directors, has unanimously determined that the Charter Amendment Proposal to De-Classify the Board is not in the best interests of the Fund or its stockholders. Accordingly, the Board recommends that you vote "AGAINST" the Charter Amendment Proposal to De-Classify the Board.
The Board believes that it is in the best interest of the Fund, as a closed-end, exchange-traded investment company, to continue to have a classified board structure. The Board is comprised of highly qualified individuals that are, and have been, committed to the Fund's long-term ability to achieve its investment objective to provide as high a level of current income exempt from regular federal income tax as is consistent with the preservation of capital. The Board believes that the classified board structure continues to provide the Fund and its stockholders with important benefits, including strengthening the independence of the Board and providing stability and continuity of management.
Classified Board Enhances Board Independence.  Electing directors to three-year terms enhances the independence of the Independent Directors by providing them with a longer term of office. This longer term provides additional independence from management and from activists whose agendas may be contrary to the long-term interests of the Fund and its stockholders. Without the protective benefits provided by a classified board structure, a well-funded, special interest hedge fund or other activist stockholder (or group of stockholders) could wrest away control of the Fund and cause the Fund to take short-term focused actions at the expense of long-term stockholders. As a result of having a classified board structure, the Directors are able to make decisions that are in the best interest of the Fund and all stockholders of the Fund.
Classified Board Promotes Stability and Continuity in a Complex Fund.  The Fund may use complex investment techniques to meet its investment objective, and the regulations to which the Fund is subject are also complicated. It takes time to master these complexities. The Board has from inception been divided into three classes that serve staggered three-year terms. The Board is structured this way to provide stability, continuity and independence, all of which enhance long-term planning. It also ensures that there are experienced Directors serving on the Board who are familiar with the Fund, its operations, its investment strategy and its regulatory requirements. The Fund's Directors have a broad range of responsibilities and must invest significant time to become and remain knowledgeable about the Fund. A classified board helps attract and retain qualified Directors who are willing to make long-term, multi-year commitments of their time and energy to the Fund and willing to develop a deep understanding of the Fund. In addition, a classified board structure promotes an orderly succession of Directors and also provides newer Directors an opportunity to gain knowledge about the Fund alongside more experienced Directors. A classified board structure therefore provides the Fund with protection from activist stockholders. Absent the classified board, however, an activist stockholder (or group of stockholders) could gain control of the Fund by acquiring or obtaining enough shares to replace the entire Board with its own nominees at a single annual meeting. Large, sudden changes in the composition of the Board would disrupt this collective knowledge that has been developed by the existing Board over time. This could also result in radical changes to the way the Fund is operated — even changes to the closed-end structure that attracted stockholders to the Fund in the first place. For example, if an activist shareholder were to gain control of the Fund and force it to approve a conversion to an open-end fund, such conversion would require the Fund to redeem its RVMTP Shares at a price equal to such RVMTP Shares' liquidation preference plus any accumulated dividends or other distributions, thereby decreasing the total asset size of the Fund, and require the Fund to sell portfolio holdings under unfavorable market conditions adversely affecting the net asset value per share of the Fund's Common Stock. Ultimately, the classified board structure prevents a complete turnover of the Board, and protects stockholders from a corresponding radical change in direction, in any one year.
Directors are Accountable and Owe Fiduciary Duties to All Stockholders.  Directors elected to three-year terms are just as accountable to stockholders as directors elected annually, since all Directors are required to uphold their fiduciary duties to the Fund and its stockholders regardless of the lengths of their terms. The Board has implemented measures to ensure accountability of the Directors by providing for annual evaluations of Director independence and an annual self-assessment of the Board's performance. The Board reviews matters relating to the Fund, including performance matters and trading discounts, on an ongoing basis and seeks to balance the interests of ALL stockholders of the Fund. The Fund's stockholders already have a variety of tools at their disposal to ensure that the Directors who are elected to the Board are accountable to them, including withholding votes from the Directors who are standing for election each year and communications with Directors to express stockholder concerns. A structure that generally requires multiple elections to take control of the Board provides accountability to stockholders while increasing the likelihood that proponents of change have a longer-term horizon.
Closed-End, Exchange-Traded Investment Companies are Fundamentally Different from Operating Companies.  The considerations and role of a board of a closed-end, exchange-traded investment company like the Fund are different in material respects to the role of a board of directors of a traditional operating company. For example, an investment company's board has the primary responsibility for oversight of the fund's service providers and management of any conflicts of interest involving the fund, including oversight of the fund's investment advisory arrangements. A traditional operating company does not have investment advisers and is not subject to the same types of conflicts of interests that an investment company's board is required to oversee. Additionally, an investment company registered pursuant to the 1940 Act is subject to extensive regulation with respect to governance and operations that requires independence of its board members and makes them accountable to stockholders. In contrast, operating companies are not subject to these board independence requirements. Accordingly, the Board believes that a classified board structure is consistent with good corporate governance, which depends principally on active and independent board members who have extensive business experience and are knowledgeable about critical aspects of the Fund.
Required Vote and Directors' Recommendation
Provided a quorum is present, approval of the Charter Amendment Proposal to De-Classify the Board requires the affirmative vote of the holders of at least 75% of the votes entitled to be cast by stockholders of the Fund.
THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS,
UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
VOTE "AGAINST" THE CHARTER AMENDMENT PROPOSAL
TO DE-CLASSIFY THE BOARD BY SUBMITTING THE WHITE PROXY CARD.
*********
ADDITIONAL INFORMATION
Selection of Independent Registered Public Accounting Firm
The 1940 Act requires that the Fund's independent registered public accounting firm (the "independent auditors" or "auditors") be selected by a majority of the Independent Directors.  The Audit Committee has direct responsibility for the appointment, compensation, retention and oversight of the Fund's independent auditors.  At a meeting held on March 2, 2026, the Fund's Audit Committee approved and the Fund's Board, including a majority of the Independent Directors, ratified and approved the selection of Ernst & Young LLP ("EY") as the independent auditors for the Fund's fiscal year ending February 28, 2027.  EY, a major international accounting firm, has acted as independent auditors of the Fund since the Fund's organization.  The Audit Committee's report relating to the Fund's financial statements for the fiscal year ended February 28, 2026 is attached as Exhibit C to this proxy statement.
Independent Registered Public Accounting Firm Fees and Services
The following chart reflects fees billed by EY in the Fund's last two fiscal years.  For Service Affiliates (i.e., the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund), such fees represent only those fees that required pre-approval of the Audit Committee, except the Aggregate Non‑Audit Fees amounts, which include all non-audit fees billed by EY to the Fund and Service Affiliates.  All services provided by EY were pre-approved, as required.
	Fund[1]	Service Affiliates[1]
Audit Fees	$39,710/$39,710	$0/$0
Audit-Related Fees[2]	$7,479/$10,232	$0/$0
Tax Fees[3]	$3,342/$3,342	$8,860/$9,224
All Other Fees	$0/$0	$0/$0
Aggregate Non-Audit Fees[4]	N/A	$1,402,909/$2,584,588
_______________
1.
Fiscal years ended February 28, 2025/February 28, 2026
2.
Services to the Fund consisted of one or more of the following: (i) security counts required by Rule 17f-2 under the 1940 Act; (ii) advisory services as to the accounting or disclosure treatment of Fund transactions or events; (iii) advisory services as to the accounting or disclosure treatment of the actual or potential impact to the Fund of final or proposed rules, standards or interpretations by the Securities and Exchange Commission ("SEC"), the Financial Accounting Standards Boards or other regulatory or standard-setting bodies; and (iv) agreed upon procedures in evaluating compliance by the Fund with the provisions of the Fund's articles supplementary, creating the series of preferred stock.
3.
Services to the Fund consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
4.
Aggregate non-audit fees billed by EY to the Fund and Service Affiliates are shown under the Service Affiliates column.
Audit Committee Pre-Approval Policies and Procedures.  The Fund's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of EY's engagement for audit and non-audit services to the Fund and non-audit services to Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining EY's independence.  Pre-approvals pursuant to the Policy are considered annually.  In addition, proposed services requiring pre-approval but not covered by the Policy are considered from time to time as necessary.
Auditor Independence.  The Fund's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates that did not require pre-approval is compatible with maintaining EY's independence.

A representative of EY will be available to join the Meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.
Service Providers
BNY Mellon Investment Adviser, Inc., located at 240 Greenwich Street, New York, New York 10286, serves as the Fund's investment adviser pursuant to a Management Agreement between the Fund and the Investment Adviser.  A discussion regarding the basis for the Board approving the Management Agreement is available in the Fund's semi-annual report for the six-month period ended August 31, 2025.
Insight North America LLC, an affiliate of the Investment Adviser, located at 200 Park Avenue, 7th Floor, New York, New York 10166, serves as the Fund's sub-adviser.  The Sub-Adviser, subject to the Investment Adviser's supervision and approval, provides day-to-day management of the Fund's assets.  A discussion regarding the basis for the Board approving the sub-investment advisory agreement between the Investment Adviser and the Sub-Adviser is available in the Fund's semi-annual report for the six-month period ended August 31, 2025.
The Bank of New York Mellon, an affiliate of the Investment Adviser, located at 240 Greenwich Street, New York, New York 10286, acts as Custodian for the assets of the Fund.
Computershare Inc., located at 480 Washington Boulevard, Jersey City, New Jersey 07310, acts as the Fund's Transfer Agent, Dividend-Paying Agent and Registrar.
Voting Information
To vote, you may use any of the following methods:
●
By Mail.  Please complete, date and sign the enclosed WHITE proxy card and mail it in the enclosed, postage-paid envelope.
●
Over the Internet.  Have your proxy card available.  Go to the website listed on the proxy card.  Enter your control number from your proxy card.  Follow the instructions on the website.
●
By Telephone.  Have your proxy card available.  Call the toll-free number listed on the proxy card.  Enter your control number from your proxy card.  Follow the recorded instructions.
●
At the Meeting.  You will not be able to attend the Meeting physically, but you may attend the Meeting virtually.  Any stockholder who attends the Meeting virtually may vote over the Internet (see above) during the Meeting.
Shares represented by properly executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and, if no voting instructions are given, shares will be voted "for" the election of the Board Nominees and "against" the Charter Amendment Proposal to De-Classify the Board.
If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power), the Fund's shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business, but will not constitute a vote "for" the Board Nominees and will have no effect on the result of the vote.  Given the contested nature of the election, your broker may not vote your shares on non-routine matters such as the election of the Board Nominees at the Meeting.  We urge you to instruct your broker or other nominee to vote your shares on the WHITE proxy card so that your votes may be counted.
Stockholders do not have dissenter's rights of appraisal in connection with any of the matters to be voted on by the stockholders at the Meeting.  Dissenter's rights of appraisal generally entitle stockholders, if they comply with applicable statutory procedures, to obtain payment of the fair value of their shares in connection with specified corporate transactions instead of accepting the transaction consideration.
The cost of preparing, printing and mailing this proxy statement and the attached Notice of Annual Meeting of Stockholders and the accompanying proxy card, as well as the costs associated with the proxy solicitation on behalf of the Board, which is estimated to total approximately $158,000-$208,000, will be borne by the Fund.  In addition to the use of the mail, proxies may be solicited by telephone.  Authorizations to execute proxies may be obtained by electronic transmission or by telephonic instructions in accordance with procedures designed to authenticate the stockholder's identity.  In all cases where a telephonic proxy is solicited (as opposed to where the stockholder calls the toll-free telephone number directly to vote), the stockholder will be asked to provide or confirm certain identifiable information and to confirm that the stockholder has received the proxy statement and proxy card in the mail.  Within 72 hours of receiving a stockholder's solicited telephonic voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder's instructions and to provide a telephone number to call immediately if the stockholder's instructions are not correctly reflected in the confirmation.  The Fund has retained EQ Fund Solutions (the "Proxy Solicitor") to assist in the solicitation of proxies, primarily by contacting stockholders by telephone. The cost of the Proxy Solicitor is estimated to be approximately $150,00-$200,00 for the Fund, which amount is included in the estimated total expenses listed above.  The foregoing are estimates only and subject to change.

OTHER MATTERS
The Fund's Board is not aware of any other matter which may come before the Meeting.  However, should any such matter properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their discretion on such matter.
Any proposals of stockholders that are intended to be presented at the Fund's 2027 Annual Meeting of Stockholders in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Secretary of the Fund at the Fund's principal executive offices no later than March 17, 2027, and must comply with all other legal requirements in order to be included in the Fund's proxy statement and form of proxy for that meeting.  For other stockholder proposals to be presented at the 2027 Annual Meeting of Stockholders (but not included in the Fund's proxy statement), a stockholder's notice must be delivered to the Secretary of the Fund at the Fund's principal executive offices no earlier than February 15, 2027 and no later than 5:00 p.m., Eastern time, on March 17, 2027.  If the 2027 Annual Meeting of Stockholders is advanced or delayed by more than 30 days from August 27, 2027 then timely notice must be delivered not earlier than the 150th day prior to such annual meeting and not later than 5:00 p.m., Eastern time, on the later of the 120th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.  All shareholder proposals must include the information required by the Fund's bylaws.
Stockholders who wish to communicate with Directors should send communications to the attention of the Secretary of the Fund, c/o BNY Mellon Investment Adviser, Inc. Legal Department, 240 Greenwich Street, 18th Floor, New York, New York 10286, and communications will be directed to the Director or Directors indicated in the communication or, if no Director or Directors are indicated, to the Chairman of the Board.
NOTICE TO BANKS, BROKER/DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
Please advise the Fund, in care of Computershare Inc., Proxy Department, 480 Washington Blvd., 27th Floor, Jersey City, New Jersey 07310, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.  The Fund may pay persons holding shares of the Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals.
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING VIRTUALLY ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY CARD

IN THE ENCLOSED STAMPED ENVELOPE OR OTHERWISE VOTE PROMPTLY.
Dated:  July 15, 2026

EXHIBIT A
PART I
Part I sets forth information regarding the Continuing Directors, Board and committee meetings and share ownership.
Information About the Continuing Directors' Experience, Qualifications, Attributes or Skills.  The Continuing Directors of the Fund who are not standing for election at the Meeting, together with information as to their positions with the Fund, principal occupations and other board memberships for at least the past five years, are shown below.  The address of the Continuing Directors is 240 Greenwich Street, New York, New York 10286.
Continuing Class II Directors with Terms Expiring in 2028

Name (Age) of Continuing Director Position with Fund (Since)	Principal Occupation For at Least the Past 5 Years	Other Board Memberships During at Least the Past 5 Years
J. CHARLES CARDONA (70) Class II Director (2014)	BNY Mellon ETF Trust, Chairman and Trustee (2020 – Present); BNY Mellon ETF Trust II, Chairman and Trustee (2024 – Present) BNY Mellon Liquidity Funds, Director (2004- 2024) and Chairman (2019-2021)	N/A

NATHAN LEVENTHAL (83) RVMTP Shares Designee Class II Director (2013)	Lincoln Center for the Performing Arts, President Emeritus (2001 – Present) Palm Beach Opera, President (2016 – 2023)	Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (2003 – 2020)

ROBIN A. MELVIN (62) Class II Director (2014)	Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, Co‑Chair (2014 – March 2020); Board Member (2013 – March 2020)
HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021 – Present)
HPS Corporate Capital Solutions Fund, a closed-end management investment company regulated as a business development company, Trustee, (December 2023 – Present)
Northwestern Memorial Hospital Board, an academic medical center, Director (March 2024 to present)

Continuing Class I Directors with Terms Expiring in 2027

Name (Age) of Continuing Director Position with Fund (Since)	Principal Occupation For at Least the Past 5 Years	Other Board Memberships During at Least the Past 5 Years
FRANCINE J. BOVICH (74) Class I Director (2015)	The Bradley Trusts, private trust funds, Trustee (2011 – Present)	Annaly Capital Management, Inc., a real estate investment trust, Director (2014 – 2025)

ANDREW J. DONOHUE (75) Class I Director (2019)	Attorney, Solo Law Practice (2019 – Present) Shearman & Sterling LLP, a law firm, Of Counsel (2017 – 2019) Chief of Staff to the Chair of the SEC (2015 – 2017)	N/A

ROSLYN M. WATSON (76) Class I Director (2014)	Watson Ventures, Inc., a real estate investment company, Principal (1993 – Present)	N/A

Each Continuing Director has been a BNY Mellon Family of Funds board member for several years.  Additional information about the Continuing Directors, as well as the Fund's advisory Board member, follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that the Continuing Directors possess which the Board believes has prepared them to be effective Directors.
Continuing Directors
Francine J. Bovich – Ms. Bovich currently also serves as a Trustee for The Bradley Trusts, private trust funds, and served as a Director of Annaly Capital Management, Inc. from 2014 to 2025.  She is an Emeritus Trustee of Connecticut College, and served as a Trustee from 1986 to 1997.  She currently serves as a member of the Investment Committee (formerly, the Investment Sub Committee) for Connecticut College's endowment fund and served as Chair of the Investment Sub Committee until June 2020.  From April 1993 until September 2010, Ms. Bovich was a Managing Director at Morgan Stanley Investment Management, holding various positions including Co-Head of Global Tactical Asset Allocation Group, Operations Officer, and Head of the U.S. Institutional Equity Group.  Prior to joining Morgan Stanley Investment Management, Ms. Bovich was Principal, Executive Vice President and Senior Portfolio Manager at Westwood Management Corporation, where she worked from 1986 until 1993.  From 1980 to 1986, she worked at CitiCorp Investment Management, Inc. as Managing Director and Senior Portfolio Manager.  From 1973 to 1980, Ms. Bovich was an Assistant Vice President and Equity Portfolio

Manager at Bankers Trust Company.  From 1991 to 2005, she served as U.S. Representative to the United Nations Investments Committee, advising a global portfolio of approximately $30 billion.
J. Charles Cardona – Mr. Cardona has served as the Chairman of the Board for the funds in the BNY Mellon ETF Trust since 2020 and the funds in the BNY Mellon ETF Trust II since 2024.  Mr. Cardona was the President and a Director of The Dreyfus Corporation and the Chief Executive Officer of Cash Investment Strategies, a division of The Dreyfus Corporation, until he retired in 2016.  From 2013 to 2016, Mr. Cardona served as Chairman of MBSC Securities Corporation, and he previously served as an Executive Vice President from 1997 to 2013.  He also served as President of the Institutional Services Division of MBSC Securities Corporation.  He joined the Institutional Services Division in 1985 with management responsibility for all Institutional Operations and Client Service units.  Prior to joining the Institutional Services Division, he served as Assistant Director of Sales and Services in the Dreyfus Retail Division of MBSC Securities Corporation, which he joined in 1981.
Andrew J. (Buddy) Donohue – Mr. Donohue, who has worked as a solo law practitioner since 2019, has over 40 years of experience in the investment funds industry, in both senior government and private sector roles.  Mr. Donohue served as Chief of Staff to the Chair of the SEC, from 2015 to 2017, and previously served as the Director of the SEC's Division of Investment Management, from 2006 to 2010, where he was effectively the most senior regulator for the U.S. investment funds industry.  Mr. Donohue was Global General Counsel of Merrill Lynch Investment Managers, from 2003 to 2006, Executive Vice President and General Counsel of OppenheimerFunds, Inc., from 1991 to 2001, and Investment Company General Counsel of Goldman Sachs, from 2012 to 2015.  Most recently, Mr. Donohue was an independent Director of the OppenheimerFunds, from 2017 to 2019, and Of Counsel at the law firm of Shearman & Sterling LLP, from September 2017 to July 2019.  Mr. Donohue has been an officer, director and counsel for numerous investment advisers, broker-dealers, commodity trading advisers, transfer agents and insurance companies, and has served on the boards of business development companies, registered open-end funds, closed-end funds, exchange-traded funds and off-shore investment funds.  He has also served as chairman of the American Bar Association's Investment Companies and Investment Advisers Subcommittee, editor of the ABA Fund Director's Guidebook and, since 2018, director, and since January 2023, Chair of the Mutual Fund Directors Forum, a leading funds industry organization.  Mr. Donohue also is an adjunct professor teaching investment management law at Brooklyn Law School.
Nathan Leventhal – Mr. Leventhal was previously a Commissioner of the New York City Planning Commission.  Previously, Mr. Leventhal served in a number of senior positions in New York City Government, including Fiscal Director of the Human Resources Administration and Chief of Staff to Mayor John V. Lindsay, Deputy Mayor to Mayor Ed Koch and Transition Chairman for both Mayors David

Dinkins and Michael Bloomberg.  Mr. Leventhal is a former partner in the law firm Poletti Freidin Prashker Feldman & Gartner.  Mr. Leventhal is a member of the Budget and Finance Committee of the Town of Southampton in Suffolk County New York.  In the not-for-profit sector, Mr. Leventhal served as President of the Palm Beach Opera from 2016 to 2023 and served as President of Lincoln Center for the Performing Arts and Chairman of the Avery Fisher Artist Program; he is now President Emeritus of Lincoln Center for the Performing Arts.
Robin A. Melvin – From 2014 to 2020, Ms. Melvin served as Co-Chair of Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, and served as a Board member from 2013 to 2020.  Ms. Melvin served as Director of the Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances, from 1995 to 2012.  In that role she also managed the Boisi Family Office, providing the primary interface with all investment managers, legal advisors and other service providers to the family.  She has also served in various roles with MENTOR, a national non-profit youth mentoring advocacy organization, including Executive Director of the New York City affiliate, Vice President of the national affiliate network, Vice President of Development, and, immediately prior to her departure, Senior Vice President in charge of strategy.  Prior to that, Ms. Melvin was an investment banker with Goldman Sachs Group, Inc.  Ms. Melvin served as a Board member of JDRF, a non-profit juvenile diabetes research foundation from June 2021 to June 2022.  She also serves as a Trustee of HPS Corporate Lending Fund (August 2021 to present) and HPS Corporate Capital Solutions Fund (December 2023 to present), each a closed-end management investment company regulated as a business development company, and a Director with Northwestern Memorial Hospital Board of Directors (March 2024 to present), an academic medical center, and served as a Trustee of Westover School, a private girls boarding school in Middlebury, Connecticut, from 2019 to June 2023.
Roslyn M. Watson – Ms. Watson has been a business entrepreneur in commercial and residential real estate for over 15 years.  Ms. Watson currently serves as President and Founder of Watson Ventures, Inc., a real estate development investment firm, and her board memberships include American Express Bank, FSB (until 2018), The Hyams Foundation, Inc. (emeritus), Pathfinder International (until September 2022) and Simmons College.  Previously, she held various positions in the public and private sectors, including General Manager for the Massachusetts Port Authority.  She has received numerous awards, including the Woman of Achievement award from the Boston Big Sister Association and the Working Woman of the Year Award from Working Woman Magazine.
Advisory Board Member
Tamara Belinfanti – Ms. Belinfanti currently serves as the Lester Martin Professor of Law at New York Law School, where her scholarship focuses on corporate governance system design and the relationship between corporations and communities.  In 2013, Ms. Belinfanti was named an Aspen Ideas Scholar for her work on the roles and rights of corporations in the broader societal sphere.  She has written on corporate governance in the context of the proxy advisory industry, corporate purpose, executive compensation, and most recently shareholder rights and stewardship.  In 2019, she co-authored the book Citizen Capitalism: How a Universal Fund Can Provide Influence and Income to All.  From 2000 to 2008, Ms. Belinfanti was a corporate attorney at the law firm of Cleary Gottlieb Steen & Hamilton LLP, where she counseled domestic and international clients on general corporate and U.S. securities regulation matters, and was co-editor of the securities law treatise, U.S. Regulation of the International Securities and Derivatives Market.  She also serves as a Board Trustee of the Brooklyn Museum and St. Ann's School, and she has served on various professional committees such as the New York City Bar Securities Regulation Committee.

Board Nominees' and Continuing Directors' Ownership of Fund Shares.  The table below indicates the dollar range of the Board Nominees' and the Continuing Directors' ownership of shares of the Fund's Common Stock and shares of other funds in the BNY Mellon Family of Funds, in each case as of December 31, 2025.

Name of Continuing Director or Board Nominee	Fund Common Stock	Aggregate Holdings of Funds in the BNY Mellon Family of Funds
Francine J. Bovich	None	$50,001 – $100,000
J. Charles Cardona	$50,001 - $100,000	Over $100,000
Joseph S. DiMartino*	None	Over $100,000
Andrew J. Donohue	None	Over $100,000
Isabel P. Dunst*	None	Over $100,000
Nathan Leventhal	None	Over $100,000
Robin A. Melvin	None	$10,001 – $50,000
Roslyn M. Watson	None	$10,001 – $50,000
Benaree Pratt Wiley*	None	Over $100,000
_________________
*   Board Nominee.

As of December 31, 2025, none of the Board Nominees or the Continuing Directors or their immediate family members owned securities of the Investment Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Adviser.

PERTAINING TO THE BOARD
●
The Fund held six Board meetings, seven Audit Committee meetings, one Nominating Committee meeting during the Fund's last fiscal year.  The Litigation and Compensation Committees did not meet during the last fiscal year.
●
The Fund does not have a formal policy regarding Directors' attendance at annual meetings of stockholders.  Directors did not attend last year's annual meeting of stockholders.
●
All Continuing Directors and Board Nominees of the Fund attended at least 75% of the meetings of the Board and committees of which they were a member held in the last fiscal year.

Compensation Table.  The amount of compensation paid by the Fund to each Continuing Director who is not standing for election at the Meeting and Advisory Board member for the fiscal year ended February 28, 2026, and the aggregate amount of compensation paid to each Continuing Director who is not standing for election at the Meeting and Advisory Board member by all funds in the fund complex (which comprises registered investment companies for which the Investment Adviser or an affiliate of the Investment Adviser serves as investment adviser) for which such person was a Board member or Advisory Board member during 2026, was as follows:*

Name of Director	Compensation from the Fund	Aggregate Compensation from the Fund and Fund Complex Paid to Director(**)
Continuing Directors

Francine J. Bovich	$7,902	$684,000 (63)

J. Charles Cardona	$7,902	$398,750 (33)

Andrew J. Donohue	$7,902	$451,000 (37)

Nathan Leventhal	$7,902	$491,000 (46)

Robin A. Melvin	$7,902	$663,000 (58)

Roslyn M. Watson	$7,817	$411,500 (37)

Advisory Board Member†
Tamara Belinfanti	$4,402	$251,500 (20)
____________________
* Amounts shown do not include expenses reimbursed to Directors for attending Board meetings.  Amounts shown also do not include the costs of office space, office supplies and secretarial services, which are paid by the Fund (allocated among the funds in the BNY Mellon Family of Funds based on net assets), which, in 2025, amounted to approximately $221 paid by the Fund.
** Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Fund, for which such persons served a Board member or Advisory Board member in 2025.
† Advisory Board members are entitled to receive an annual retainer and compensation for attending Board meetings in an advisory role.

PART II
Part II sets forth information regarding the officers of the Fund.  Each officer of the Fund holds office for an indefinite term until the officer's successor is elected and has qualified.

Name and Position with Fund (Since)	Age	Principal Occupation and Business Experience For at Least the Past Five Years
DAVID DIPETRILLO President (2019)[1]	48
Vice President and Director of the Investment Adviser since February 2021; Head of North America Distribution, BNY Investments since February 2023; and Head of North America Product, BNY Investments from January 2018 to February 2023.  He is an officer of 44 investment companies (comprised of 86 portfolios) managed by the Investment Adviser.

JAMES WINDELS Treasurer (2012)	67
Director of the Investment Adviser since February 2023; Vice President of the Investment Adviser since September 2020; and Director – BNY Fund Administration.  He is an officer of 45 investment companies (comprised of 90 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

Name and Position with Fund (Since)	Age	Principal Occupation and Business Experience For at Least the Past Five Years
PETER M. SULLIVAN Chief Legal Officer, Vice President and Assistant Secretary (2019) [2]	58
Chief Legal Officer of the Investment Adviser and Associate General Counsel of BNY since July 2021; Senior Managing Counsel of BNY from December 2020 to July 2021; and Managing Counsel of BNY from March 2009 to December 2020.  He is an officer of 45 investment companies (comprised of 90 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

SARAH S. KELLEHER Vice President and Secretary (2014) [3]	50
Vice President of BNY Mellon ETF Investment Adviser, LLC since February 2020; Senior Managing Counsel of BNY since September 2021; and Managing Counsel of BNY from December 2017 to September 2021.  She is an officer of 45 investment companies (comprised of 90 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

Name and Position with Fund (Since)	Age	Principal Occupation and Business Experience For at Least the Past Five Years
DEIRDRE CUNNANE Vice President and Assistant Secretary (2019)	36
Managing Counsel of BNY since December 2021; and Counsel of BNY from August 2018 to December 2021.  She is an officer of 45 investment companies (comprised of 90 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

LISA M. KING Vice President and Assistant Secretary (2024)	58
Counsel of BNY since June 2023; and Regulatory Administration Group Manager at BNY Asset Servicing from February 2016 to June 2023.  She is an officer of 45 investment companies (comprised of 90 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

JEFF S. PRUSNOFSKY Vice President and Assistant Secretary (2012)	61	Senior Managing Counsel of BNY. He is an officer of 45 investment companies (comprised of 90 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.
AMANDA QUINN Vice President and Assistant Secretary (2020)	41
Managing Counsel of BNY since March 2024; and Counsel of BNY from June 2019 to February 2024.  She is an officer of 45 investment companies (comprised of 90 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

Name and Position with Fund (Since)	Age	Principal Occupation and Business Experience For at Least the Past Five Years
DANIEL GOLDSTEIN Vice President (2022)	57
Head of Product Development of North America Distribution, BNY Investments since January 2018; Executive Vice President of North America Product, BNY Investments since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Investments from 2010 to March 2023.  He is an officer of 44 investment companies (comprised of 83 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

JOSEPH MARTELLA Vice President (2022)	49
Vice President of the Investment Adviser since December 2022; Head of Product Management of North America Distribution, BNY Investments since January 2018; Executive Vice President of North America Product, BNY Investments since April 2023; and Senior Vice President of North America Product, BNY Investments from 2010 to March 2023.  He is an officer of 44 investment companies (comprised of 83 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

Name and Position with Fund (Since)	Age	Principal Occupation and Business Experience For at Least the Past Five Years
ROBERTO MAZZEO Assistant Treasurer (2024)	45
Financial Reporting Manager – BNY Fund Administration.  He is an officer of 45 investment companies (comprised of 90 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

GAVIN C. REILLY Assistant Treasurer (2012)	57	Tax Manager – BNY Fund Administration. He is an officer of 45 investment companies (comprised of 90 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.
ROBERT SALVIOLO Assistant Treasurer (2012)	59
Senior Accounting Manager – BNY Fund Administration.  He is an officer of 45 investment companies (comprised of 90 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

ROBERT SVAGNA Assistant Treasurer (2012)	59
Senior Accounting Manager – BNY Fund Administration.  He is an officer of 45 investment companies (comprised of 90 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

Name and Position with Fund (Since)	Age	Principal Occupation and Business Experience For at Least the Past Five Years
JOSEPH W. CONNOLLY Chief Compliance Officer (2012)	69
Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Investment Adviser from 2004 until June 2021.  He is Chief Compliance Officer of 43 investment companies (comprised of 72 portfolios) managed by the Investment Adviser.

____________________
1 President since 2021; previously, Vice President.
2 Chief Legal Officer since July 2021.
3 Secretary since April 2024; previously, Assistant Secretary.
The address of each officer of the Fund is 240 Greenwich Street, New York, New York 10286.

PART III
Part III sets forth information for the Fund regarding the beneficial ownership of its shares as of June 25, 2026 by the Board Nominees, Continuing Directors and officers of the Fund owning shares on such date and by any stockholders owning 5% or more of a class of the Fund's outstanding shares.
As of June 25, 2026, the Board Nominees, Continuing Directors and officers of the Fund, as a group, beneficially owned less than 1% of the Fund's Common Stock, and did not own any RVMTP Shares.
To the Fund's knowledge, based on filings made pursuant to Section 13 of the Exchange Act, as of June 25, 2026, the following information with respect to beneficial ownership of more than 5% of the outstanding shares of Common Stock and/or outstanding shares of RVMTP has been reported.

Title of Class	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
Common Stock	First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	1,851,290	10.06%
Common Stock	Saba Capital Management, L.P.* 405 Lexington Avenue, 58th Floor New York, New York 10174	1,565,216	8.5%

*  Saba Capital Management, L.P. filed a Schedule 13D/A jointly with Saba Capital Management GP, LLC and Boaz R. Weinstein.
As of June 25, 2026, Cede & Co., P.O. Box 20, Bowling Green Station, New York, NY 10274, held of record 99.99% of the outstanding shares of Common Stock, and 100% of the outstanding shares of RVMTP.

Delinquent Section 16(a) Reports
Under Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act, and the rules thereunder, the Fund's officers and Directors, persons owning more than 10% of the Fund's Common Stock or RVMTP Shares, and certain additional persons are required to report their transactions in the Fund's Common Stock or RVMTP Shares to the SEC and the Fund.  Based solely on written representations of such persons and on copies of reports that have been filed with the SEC, the Fund believes that, during the fiscal year ended February 28, 2026, such persons complied with all filing requirements applicable to such persons.

EXHIBIT B
THE BNY MELLON FAMILY OF FUNDS
BNY MELLON FUNDS TRUST

Nominating Committee Charter and Procedures
ORGANIZATION
The Nominating Committee (the "Committee") of the fund in the BNY Mellon Family of Funds (each, the "Fund") shall be composed solely of Directors/Trustees ("Directors") who are not "interested persons" (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund ("Independent Directors").  The Board of Directors of the Fund (the "Board") shall select the members of the Committee and shall designate the Chairperson of the Committee.
RESPONSIBILITIES
The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund and as Advisory Board Members (as defined below) of the Fund.
EVALUATION OF POTENTIAL NOMINEES
The Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties.  In evaluating potential Director nominees (including any nominees recommended by stockholders as provided below) in light of this standard, and to address certain legal and other requirements and considerations associated with composition of the Board, the Committee shall consider, among other factors it may deem relevant:
●
 the character and integrity of the person;
●
 whether or not the person is qualified under applicable laws and regulations to serve as a Director of the Fund;
●
 whether or not the person has any relationships that might impair his or her service on the Board;
●
 whether nomination of the person would be consistent with Fund policy and applicable laws and regulations regarding the number and percentage of Independent Directors on the Board;

●
 whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund complexes;
●
 whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Director of the Fund; and
●
 the educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.
In addition, the Committee may consider whether a potential nominee's professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board's membership and collective attributes.  Such considerations will vary based on the Board's existing membership and other factors, such as the strength of a potential nominee's overall qualifications relative to diversity considerations.
While the Committee is solely responsible for the selection and nomination of Directors and Advisory Board Members, the Committee may consider nominees for Independent Director recommended by Fund stockholders.  The Committee will consider recommendations for nominees from stockholders sent to the Secretary of the Fund, c/o BNY Mellon Investment Adviser, Inc. Legal Department, 240 Greenwich Street, 18th Floor, New York, New York 10286.  A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above.  Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.
The Committee shall have the authority to retain and terminate any search firm or other consultant to be used to identify and/or conduct a background check with respect to Independent Director and/or Advisory Board member candidates, including the authority to approve its fees and other retention terms.  The Committee is empowered to cause the Fund to pay the compensation of any search firm or other consultant engaged by the Committee.
NOMINATION OF DIRECTORS

After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

ADVISORY BOARD MEMBERS
The Committee may from time to time propose nominations of one or more individuals to serve as members of an "advisory board," as such term is defined in Section 2(a)(1) of the 1940 Act ("Advisory Board Members").  An individual shall be eligible to serve as an Advisory Board Member only if that individual meets the requirements to be an Independent Director (subject to the Committee's evaluation of the factors set forth above for consideration of potential Board nominees) and does not otherwise serve the Fund in any other capacity.  An Advisory Board Member shall not have voting rights with respect to matters pertaining to the Fund.   Any Advisory Board Member shall serve at the pleasure of the Board and may be removed, at any time, with or without cause, by the Board.  An Advisory Board Member subsequently may be appointed as an Independent Director, or nominated and elected as an Independent Director, at which time he or she shall cease to be an Advisory Board Member.  Any Advisory Board Member may resign at any time.
REVIEW OF CHARTER AND PROCEDURES
The Committee shall review the charter and procedures from time to time, as it considers appropriate.

EXHIBIT C
REPORT OF THE AUDIT COMMITTEE
BNY Mellon Municipal Bond Infrastructure Fund, Inc.
May 21, 2026
The Audit Committee (the "Committee") oversees the Fund's financial reporting process on behalf of the Board of Directors.  Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls.  In fulfilling its oversight responsibilities, the Committee reviewed and discussed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.
The Committee reviewed with the Fund's independent registered public accounting firm (the "independent auditors" or "auditors"), who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Fund's accounting principles and such other matters as are required to be discussed with the Committee under the applicable standards of the Public Company Accounting Oversight Board (United States) ("PCAOB") and Securities and Exchange Commission.  In addition, the Committee discussed with the independent auditors the auditors' independence from management and the Fund, including the auditors' letter and the matters in the written disclosures required by the PCAOB, and considered the compatibility of non-audit services with the auditors' independence.
The Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Fund's internal controls, and the overall quality of the Fund's financial reporting.
Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements for the Fund be included in the Fund's Annual Report to Stockholders for the year ended February 28, 2026.
Francine J. Bovich, Audit Committee Chair
J. Charles Cardona, Audit Committee Member
Joseph S. DiMartino, Audit Committee Member
Andrew J. Donohue, Audit Committee Member
Isabel P. Dunst, Audit Committee Member
Nathan Leventhal, Audit Committee Member
Robin A. Melvin, Audit Committee Member
Roslyn M. Watson, Audit Committee Member
Benaree Pratt Wiley, Audit Committee Member

C-1

0805-PROXY-26A

BNY | INVESTMENTS

PROXY CARD

MEETING AGENDA on Reverse Side

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

***VOTER PROFILE*:**

Voter ID: Security ID:

Shares to Vote: Household ID:

***please call the phone number to the right for more information*

VOTER CONTROL NUMBER:

***VOTE REGISTERED TO*:**

BY INTERNET:

Go to the website below and enter your VOTER CONTROL NUMBER or simply scan the QR with a Smart Phone

vote.proxyonline.com

BY PHONE:

Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative.

(800) 967-4617

BY MAIL:

Complete the reverse side and return in the postage-paid envelope provided.

USPS Postage-Paid Envelope

BNY Mellon Municipal Bond Infrastructure Fund, Inc.
Common Shares

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD THURSDAY, AUGUST 27, 2026

The undersigned stockholder of BNY Mellon Municipal Bond Infrastructure Fund, Inc. (the "Fund") hereby appoints Sarah S. Kelleher and Deirdre Cunnane, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all shares of the Fund standing in the name of the undersigned at the close of business on June 25, 2026, at the Annual Meeting of Stockholders of the Fund to be held virtually on August 27, 2026 at 3:00 p.m. ET, and at any and all adjournments thereof (the "Meeting"), with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Meeting.

The Notice of Annual Meeting of Stockholders, Proxy Statement and Sample Proxy Card are available at: https://vote.proxyonline.com/BNYMellon/docs/DMB.pdf please see the Proxy Statement or call (800) 967-4617 for information on how to obtain directions to be able to attend and vote at the Annual Meeting.

Questions? If you have any questions about how to vote your proxy or about the Annual Meeting, please call toll-free (800) 967-4617. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Mail ID CUSIP

BNY Mellon Municipal Bond Infrastructure Fund, Inc.

PROXY CARD

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY, If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any. By signing this proxy card, receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement is acknowledged.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE NOMINEES, AND AGAINST THE BOARD DECLASSIFICATION.

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. **If this Proxy Card is executed but no instructions are given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, "FOR" the Nominees at the Annual Meeting, and "AGAINST" the Board Declassification Proposal, and at any and all adjournments and postponements thereof. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Annual Meeting, and at any and all adjournments and postponements thereof.**

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL I: The Board Recommends a vote "FOR" the Nominees	FOR	WITHHOLD
1. To elect Class III Directors, each of whom have been nominated by the Fund's Nominating Committee, to serve for three-year terms until their respective successors are duly elected and qualified.		
1a. Joseph S. DiMartino	O	O
1b. Isabel P. Dunst	O	O

PROPOSAL II: The Board Recommends a vote "AGAINST" the Declassification	FOR	AGAINST	ABSTAIN
2. A proposal to amend the Fund's Charter in order to declassify the Fund's Board, the result of a non-binding prior proposal put forth by an activist investment firm managed by Saba Capital Master Fund, Ltd.	O	O	O

MAIL ID: BAR CODE CUSIP

BNY | INVESTMENTS

PROXY CARD

MEETING AGENDA on Reverse Side

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

VOTER PROFILE:

Voter ID: Security ID:

Shares to Vote: Household ID:

***please call the phone number to the right for more information*

VOTER CONTROL NUMBER:

VOTE REGISTERED TO:

BY INTERNET:

Go to the website below and enter your VOTER CONTROL NUMBER or simply scan the QR with a Smart Phone

vote.proxyonline.com

BY PHONE:

Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative.

(800) 967-4617

BY MAIL:

Complete the reverse side and return in the postage-paid envelope provided.

USPS Postage-Paid Envelope

BNY Mellon Municipal Bond Infrastructure Fund, Inc.
Preferred Shares

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD THURSDAY, AUGUST 27, 2026

The undersigned stockholder of BNY Mellon Municipal Bond Infrastructure Fund, Inc. (the "Fund") hereby appoints Sarah S. Kelleher and Deirdre Cunnane, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all shares of the Fund standing in the name of the undersigned at the close of business on June 25, 2026, at the Annual Meeting of Stockholders of the Fund to be held virtually on August 27, 2026 at 3:00 p.m. ET, and at any and all adjournments thereof (the "Meeting"), with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Meeting.

The Notice of Annual Meeting of Stockholders, Proxy Statement and Sample Proxy Card are available at: https://vote.proxyonline.com/BNYMellon/docs/DMB.pdf please see the Proxy Statement or call (800) 967-4617 for information on how to obtain directions to be able to attend and vote at the Annual Meeting.

Questions? If you have any questions about how to vote your proxy or about the Annual Meeting, please call toll-free (800) 967-4617. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Mail ID CUSIP

BNY Mellon Municipal Bond Infrastructure Fund, Inc.

PROXY CARD

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY, If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any. By signing this proxy card, receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement is acknowledged.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE NOMINEES, AND AGAINST THE BOARD DECLASSIFICATION.

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. **If this Proxy Card is executed but no instructions are given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, "FOR" the Nominees at the Annual Meeting, and "AGAINST" the Board Declassification, at any and all adjournments and postponements thereof. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Annual Meeting, and at any and all adjournments and postponements thereof.**

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL I: The Board Recommends a Vote "FOR" the Nominees	FOR	WITHHOLD
1. To elect Class III Directors, each of whom have been nominated by the Fund's Nominating Committee, to serve for three-year terms until their respective successors are duly elected and qualified.		
1a. Joseph S. DiMartino	O	O
1b. Isabel P. Dunst	O	O
1c. Benaree Pratt Wiley	O	O

PROPOSAL II: The Board Recommends a Vote "AGAINST" the Board Declassification	FOR	AGAINST	ABSTAIN
2. A proposal to amend the Fund's Charter in order to declassify the Fund's Board, the result of a non-binding prior proposal put forth by an activist investment firm managed by Saba Capital Master Fund, Ltd.	O	O	O

MAIL ID: BAR CODE CUSIP